EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350

(ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the annual report of IMPCO Technologies, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Thomas M. Costales, Chief Financial Officer, Treasurer and Secretary of the Company, hereby certify as of the date hereof, pursuant to Title 18, Chapter 63, Section 1350 of the United States Code, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: June 26, 2006	/s/ Thomas M. Costales
Thomas M. Costales Chief Financial Officer, Treasurer and Secretary